UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026
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Commission File Number 001-43062
EquipmentShare.com Inc
(Exact Name of Registrant as Specified in Its Charter)
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Texas		47-2405753
(State of Incorporation)		(I.R.S. Employer Identification No.)
5710 Bull Run Dr Columbia, Missouri, 65201 (573) 299-5222
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00000125 par value	EQPT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.
On October 19, 2026, EquipmentShare.com Inc (the “Company”) issued a press release announcing a further increase to its full-year 2026 financial guidance, reflecting strong customer demand, disciplined execution, and increasing productivity across its expanding rental network. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. The Company will provide its actual results for the quarter ended September 30, 2026 at the time of its third quarter earnings call.
Supplemental Investor Information
On October 19, 2026, the Company also posted “EquipmentShare Business and Governance Overview” (the “Overview”) on its investor relations website at ir.equipmentshare.com, providing additional information on its operating model and location level performance, OWN Program, corporate governance, and financial reporting processes. Information on the Company’s website, including the Overview, is not incorporated by reference into this Current Report on Form 8-K.
The information included in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K includes certain “forward-looking statements” for purposes of United States federal and state securities laws. Forward-looking statements are statements other than statements of historical fact and can be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative of these terms and similar expressions intended to identify forward-looking statements. These forward-looking statements, which include statements regarding EquipmentShare’s guidance for the fiscal year or any other period of time, customer demand, increasing productivity, and number of locations, are subject to numerous risks and uncertainties, most of which are difficult to predict and may cause actual results to differ materially. Many such factors are beyond EquipmentShare’s control, including but not limited to, risks and uncertainties related to economic, market or business conditions, the construction equipment rental industry, our operational locations and the size of our managed fleet, the ability to execute on our expansion strategy, and other risks and uncertainties. For a further list and description of such risks and uncertainties, please refer to EquipmentShare’s filings with the Securities and Exchange Commission available at www.sec.gov, including the risks and uncertainties described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, EquipmentShare disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated October 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EquipmentShare.com Inc

Date:	October 19, 2026	By:	/s/ David Marquardt
		Name:	David Marquardt
		Title:	Chief Financial Officer and Chief Accounting Officer